Exhibit 10.1


                      SECOND AMENDMENT TO CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT ("Amendment") is made effective as of July 1, 2001, among RDO FINANCIAL SERVICES CO., ("Borrower") a North Dakota corporation whose address is 1500 Radisson Tower, 201 -5th Street North, Fargo, North Dakota 58102, WELLS FARGO BANK NORTH DAKOTA, N.A., F/K/A NORWEST BANK NORTH DAKOTA, NATIONAL ASSOCIATION ("Norwest") a national banking association with offices located in Fargo, North Dakota and AG CAPITAL COMPANY, a Delaware corporation whose address is 1500 Radisson Tower, 201 - 5th Street North, Fargo, North Dakota 58102, as a lender hereunder and as agent for all the lenders hereunder (the "Agent"). (Norwest and Agent are sometimes hereinafter individually referred to as a "Lender" and collectively referred to as "Lenders".)

                                    RECITALS

         A. The Borrower and the Lenders entered into a Credit Agreement dated as of June 1, 2000 which was amended by way of a First Amendment to Credit Agreement dated as of January 31, 2001 (hereinafter collectively referred to as the "Credit Agreement").

         B. The Subject Notes subject to the Credit Agreement matured, by their terms and conditions, on June 30, 2001. (Capitalized terms used herein shall have the respective meanings ascribed thereto in the Credit Agreement unless herein defined or to the context shall otherwise require.)

         C. The Borrower has requested the Lenders to extend the maturity date of the Subject Notes to July 31, 2001. The Lenders are willing to extend the maturity date of the Subject Notes upon the terms and conditions set forth in this Amendment.

         NOW, THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this Amendment set forth in Section 3 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Borrower and the Lenders do hereby agree as follows:

                              SECTION 1. AMENDMENTS

         1.1 The definition of "Maturity" set forth in Section 1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "Maturity" of the Subject Notes means the earlier of
                  (a) the date on which the Subject Notes become due and payable upon the occurrence of an Event of Default; or (b) July 31, 2001 unless extended in writing by all of the parties hereto in their sole discretion.

         1.2 The Subject Notes are, by way of this Amendment, modified such that the maturity date of the Subject Notes is July 31, 2001.

            SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE BORROWER

         2.1 To induce the Lenders to execute and deliver this Amendment (which representations shall survive the execution and delivery of this Amendment), the Borrower represents and warrants to the Lenders that:

                  (a) this Amendment, and the documents to be executed in connection with this Amendment, have been duly authorized, executed and delivered and constitute the legal, valid and binding obligations, contracts and agreements of the Borrower enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

                  (b) the Credit Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation, contract and agreement of the Borrower enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

                  (c) the execution, delivery and performance by the Borrower of this Amendment, (i) has been duly authorized by all requisite corporate action of the Borrower and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or the Borrower's articles of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, or (B) result in a breach of or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this Section 2.1(c);

                  (d) as of the date hereof and after giving effect to this Amendment, no Event of Default has occurred which is continuing; and

                  (e)      all the representations and warranties contained in
                           Article 5 of the Credit Agreement are true and correct in all material respects with the same force and effect as if made by the Borrower on and as of the date hereof.

            SECTION 3. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT

         3.1 This Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied on terms and conditions satisfactory to the Lenders in their discretion:

                  (a) receipt by Norwest of an extension fee in the amount of $4,500;

                  (b) receipt by the Agent of an extension fee in the amount of $7,500;

                  (c) a certified copy of the resolutions of the Borrower authorizing the execution, delivery and performance of this Amendment;

                  (d) the representations and warranties of the Borrower set forth in Section 2 hereof are true and correct on and with respect to the date hereof; and

                  (e) any and all other agreements, documents, instruments and powers as the Lenders may require or deem necessary to carry into effect the purposes of the documents described in this Section 3 and this Amendment.

                            SECTION 4. MISCELLANEOUS

         4.1 This Amendment shall be construed in connection with and as part of the Credit Agreement, and except as modified and expressly amended by this Amendment, all terms, conditions and covenants contained in the Credit Agreement are hereby ratified and shall be and remain in full force and effect. The Borrower warrants and represents that the Credit Agreement and the Loan Documents, as amended herein, are legally valid and binding obligations of the Borrower subject to no defenses, set-offs or counterclaims and are in full force and effect. By entering into this Amendment, the Lenders do not waive any right, power or remedy to which they are entitled as the result of any Event of Default which may exist.

         4.2 Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment may refer to the Credit Agreement without making specific reference to this Amendment but nevertheless all such references shall include this Amendment unless the context otherwise requires.

         4.3 The descriptive headings of the various Sections or parts of this Amendment are for convenience only and shall not affect the meaning on construction of any of the provisions hereof.

         4.4 This Amendment constitutes the entire agreement between the parties and shall not in any way be modified, varied or amended unless in writing signed the parties. This Amendment shall control with respect to any of its provisions that conflict or are inconsistent with the Loan Documents and Guaranties and any other such documents, but to the extent not conflicting or inconsistent, the Loan Documents and Guaranties and any other such documents executed in connection with the transaction contemplated by this Amendment and the Credit Agreement shall be in full force and effect.

         4.5 This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, when taken together, shall constitute but one and the same instrument. Facsimile signatures of this Amendment shall be treated as originals until such time as the original signatures can be obtained.

         4.6 The Borrower agrees to do such further acts and things and execute and deliver, or cause to be executed and delivered, such agreements, powers and instruments as the Lenders may reasonably require or deem necessary to carry into effect the purposes of this Amendment.

         4.7. This Amendment shall be governed by and construed in accordance with the laws of the State of North Dakota.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

                                        RDO FINANCIAL SERVICES CO.,
                                        a North Dakota corporation

                                        By:   /s/ Thomas K. Espel
                                            ------------------------------------
                                              Thomas K. Espel
                                              Its Assistant Secretary/Treasurer


                                        AG CAPITAL COMPANY,
                                        a Delaware corporation

Receivable Commitment = $3,750,000      By:   /s/ Todd D. Zabel
                                            ------------------------------------
                                              Todd D. Zabel
                                              Its Loan Officer







[Signatures continued]

                                        WELLS FARGO BANK NORTH DAKOTA,
                                        N.A., F/K/A NORWEST BANK NORTH
                                        DAKOTA, N.A., a national banking
                                        association


Receivable Commitment = $11,250,000     By:   /s/ David L. Johnson
                                            ------------------------------------
                                              David L. Johnson
                                              Its Vice President


         ACKNOWLEDGED AND AGREED TO as of July 1, 2001.


                                        RDO EQUIPMENT COMPANY


                                        By    /s/ Thomas K. Espel
                                            ------------------------------------
                                              Thomas K. Espel
                                              Its Assistant Secretary/Treasurer


                                        RDO AGRICULTURE EQUIPMENT CO.


                                        By    /s/ Thomas K. Espel
                                            ------------------------------------
                                              Thomas K. Espel
                                              Its Assistant Secretary/Treasurer


                                        RDO CONSTRUCTION EQUIPMENT CO.


                                        By    /s/ Thomas K. Espel
                                            ------------------------------------
                                              Thomas K. Espel
                                              Its Assistant Secretary/Treasurer